                                                                    EXHIBIT 10.6


                              CELL PATHWAYS, INC.
                             1995 STOCK AWARD PLAN

1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may receive a portion of their compensation through the granting of awards of restricted stock, as defined in further detail below, and may thereby be given an opportunity to benefit from increases in value of the stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Committee to which responsibility for administration of the Plan has been delegated by the Board, be rights to acquire restricted stock granted pursuant to Section 6 hereof.

2.   DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "Board" means the Board of Directors of the Company.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.

     (d)  "Committee" means the Stock Option Committee of the Board.

     (e)  "Company" means CELL PATHWAYS, INC., a Delaware corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g)  "Director" means a member of the Board.

     (h) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                                       1.

     (i)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

          (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

          (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Committee.

     (k) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (l)  "Plan" means this Cell Pathways, Inc. 1995 Stock Award Plan.

     (m) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (n) "Stock Award" means any right granted under the Plan to acquire stock of the Company.

     (o) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.   Administration.

     The Plan shall be administered by the Committee. The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

     (a) To issue Stock Awards and to authorize the issuance of, and to cause the Company to issue, common stock valued at the Fair Market Value thereof, in accordance with the terms of the Stock Award Agreement documenting such Stock Award.

                                       2.

     (b) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

     (c) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     (d)  To amend a Stock Award as provided in Section 10(d).

     (e) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company.

     Despite the foregoing delegation, the Board reserves the right to act hereunder in any case where the Committee may not be able to act or where the Board chooses to act. The Board may abolish the Committee at any time and place all of the responsibilities for administration of the Plan in the Board.

4.   Shares Subject to the Plan.

     (a) The aggregate number of shares of the Company's common stock that may be issued pursuant to Stock Awards shall be determined in the sole discretion of the Committee (subject to the number of shares authorized for issuance under the Company's Articles of Incorporation and the Company's available treasury shares). Since the Plan does not establish a specific share reserve, the Plan has not been designed to comply with the requirements of Rule 16b-3.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

     Stock Awards may be granted only to Employees, Directors or Consultants.

6.   Terms of Stock Awards.

     Each stock award agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of stock award agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock award agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

                                       3.

     (a) Consideration. The Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock award agreement in consideration for past services actually rendered to the Company or for its benefit or for such other consideration, including the issuance of stock in lieu of cash compensation, as the Committee may determine. No payment by cash or property by a participant shall be required as consideration for the issuance of the stock.

     (b) Transferability. No rights under a stock award agreement shall be transferable except by will or the laws of descent and distribution, except to the extent otherwise determined by the Committee, so long as stock awarded under such agreement remains subject to the terms of the agreement.

     (c) Vesting. Shares of stock awarded under the Plan may, but need not, be subject to a reacquisition right in favor of the Company in accordance with a vesting schedule or vesting conditions to be determined by the Committee.

7.   Covenants of the Company.

     (a) During the terms of the Stock Awards, to the extent that stock certificates documenting one or more Stock Awards have not been issued, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue shares of stock upon grant of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended, either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

8.   Miscellaneous.

     (a) The Committee shall have the power to accelerate the time at which a Stock Award or any part thereof will vest pursuant to subsection 6(c), notwithstanding the provisions in the Stock Award stating the time during which it will vest.

     (b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Stock Awards for any reason or no reason.

                                       4.

     (c) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(b), as a condition of acquiring stock under any Stock Award: (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (d) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable or deliverable to the participant as a result of the acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

9.   Adjustments upon Changes in Stock.

     (a) If any change is made in the stock subject to the Plan or subject to any Stock Award for which stock certificates have not been issued (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares of stock subject to such outstanding Stock Awards.

     (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards

                                      5.

for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards shall be released from the Company's reacquisition right shall be accelerated prior to such event.

10.  Amendment of the Plan and Stock Awards.

     (a)  The Board at any time, and from time to time, may amend the Plan.

     (b) The Board may in its sole discretion submit any amendment to the Plan or the grant of one or more Stock Awards for stockholder approval, including, but not limited to, amendments to the Plan or Stock Awards intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. Nothing in this subsection 10(b) or any other provision of the Plan shall require the Board to obtain stockholder approval for the Plan, any amendment to the Plan, or any Stock Award granted under the Plan.

     (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (d) The Board or the Committee at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

11.  Termination or Suspension of the Plan.

     (a) The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

12.  Effective Date of Plan.

     The Plan shall become effective on the date of its adoption by the Board.

                                      6.